UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 7, 2009

BIOSANTE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 478-0500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On August 7, 2009, BioSante Pharmaceuticals, Inc. (“BioSante”) publicly announced its financial results for the second quarter ended June 30, 2009.  For further information, please refer to the news release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

The information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by BioSante under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 7.01.                                          Regulation FD Disclosure.

Representatives of BioSante intend to make presentations regarding BioSante at investor conferences and in other forums, which presentations may include the information contained in Exhibit 99.2 attached to this current report on Form 8-K.  BioSante is furnishing the information contained in Exhibit 99.2 pursuant to Regulation FD. The information contained in this Item 7.01 and Exhibit 99.2 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by BioSante under the Securities Act  or the Exchange Act, except as may be expressly set forth by specific reference in such filing.  BioSante expects to disclose this information, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others.

Item 8.01                                             Other Events.

As previously announced, on June 29, 2009, BioSante entered into an agreement and plan of merger with Cell Genesys, Inc. (“Cell Genesys”) under which, upon the terms and subject to the conditions set forth therein, Cell Genesys will merge with and into BioSante, with BioSante continuing as the surviving company.  Subject to the terms and conditions of the merger agreement, at the effective time of and as a result of the merger, each share of common stock of Cell Genesys issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive approximately 0.1615 of a share of BioSante common stock, subject to potential upward or downward adjustment, in accordance with a formula set forth in the merger agreement which is based on Cell Genesys’s net cash, less certain expenses and liabilities, on a date 10 calendar days preceding the anticipated closing date of the merger.  BioSante expects to issue in the aggregate approximately 17.7 million shares of BioSante common stock in the merger, and, upon completion of the merger, the former Cell Genesys stockholders are expected to own approximately 39.6 percent of the outstanding shares of BioSante common stock, and the BioSante stockholders prior to the merger are expected to own approximately 60.4 percent of the outstanding shares of BioSante common stock, assuming the 0.1615 exchange ratio is not adjusted and the number of outstanding shares of BioSante and Cell Genesys common stock remains unchanged until immediately prior to the merger.  The transaction is expected to close in the late third quarter or early fourth quarter of 2009, subject to certain closing conditions.

One of the closing conditions to the proposed merger is the effectiveness of a Form S-4 registration statement to be filed by BioSante with the Securities and Exchange Commission to register the shares of BioSante common stock to be issued in connection with the merger.  Because of continuing expenditures related to BioSante’s research and development activities, including in particular the Phase III clinical study program for LibiGel, as well as additional expenditures incurred due to BioSante’s efforts at pursuing strategic alternatives, including in particular the proposed merger with Cell Genesys, BioSante has incurred higher than anticipated expenses and liabilities during the first and second quarters of 2009.  In addition, BioSante has not raised additional financing through an equity offering, which historically has been BioSante’s primary method for raising additional financing.  As a result and in connection with the re-issuance of BioSante’s financial statements for the year ended December 31, 2008 as a result of the Form S-4 registration statement, BioSante’s independent registered public accounting firm has modified their report on BioSante’s financial statements for the year ended December 31, 2008 to include an explanatory paragraph that expresses substantial doubt regarding BioSante’s ability to continue as a going concern.

The financial statements of BioSante for the year ended December 31, 2008, including a subsequent event footnote relating to the going concern modification, are attached to this report as Exhibit 99.3.  The revised reports of BioSante’s independent registered public accounting firm for BioSante’s financial statements for the year ended December 31, 2008 that include or reference the explanatory paragraph that expresses substantial doubt regarding BioSante’s ability to continue as a going concern are attached to this report as Exhibit 99.4.

BioSante publicly announced the inclusion of the going concern uncertainty in the audit report to its financial statements for the fiscal year ended December 31, 2008 in accordance with NASDAQ Marketplace Rule 5250(b)(2), which requires a NASDAQ listed issuer to publicly announce through the news media the receipt of an audit opinion that expresses doubt about the ability of the issuer to continue as a going concern for a reasonable period of time, on August 7, 2009, in connection with the release of its second quarter 2009 financial results.  A copy of the news release is attached to this report as Exhibit 99.1.

BioSante is also filing this current report on Form 8-K in order to provide stockholders and investors certain supplemental information regarding Cell Genesys and the combined company.  Attached hereto as Exhibit 99.6 and incorporated by reference herein is a preliminary unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2009, which gives effect to the merger and related transactions.  The unaudited pro forma condensed combined consolidated balance sheet combines the historical balance sheet of BioSante and the historical consolidated balance sheet of Cell Genesys, giving effect to the merger based on the initial estimates of the fair values of the individual assets and liabilities acquired.  The merger will be accounted for under U.S. generally accepted accounting principles as an acquisition of the net assets of Cell Genesys, whereby the individual assets and liabilities of Cell Genesys will be recorded by BioSante as of the completion of the merger based on their estimated fair values.  As Cell Genesys has ceased substantially all of its operations, the acquisition is not considered by BioSante to be a business combination, and the allocation of the purchase price will not result in the recognition by BioSante of any goodwill.  The total estimated purchase price (based on application of an assumed exchange ratio of 0.1615 to pro forma shares outstanding as of June 30, 2009) has been allocated to the tangible and intangible assets acquired and liabilities assumed in connection with the transaction, on the basis of initial estimates of their fair values.  A final determination of these fair values, which cannot be made prior to the completion of the merger, will be based on the actual value of consideration paid, and valuations of the remaining net assets of Cell Genesys that exist as of the date of completion of the merger, which may differ from those portrayed in the unaudited pro forma condensed combined consolidated balance sheet.  No unaudited pro forma condensed combined consolidated statement of operations has been presented, as substantially all of the operations of Cell Genesys have ceased prior to entering into the merger agreement, and the combined pro forma operating performance of both BioSante and Cell Genesys is not considered meaningful for purposes of illustrating the impact of the acquired net assets of Cell Genesys or the future operations of the combined company.

Forward-Looking Statements

This current report on Form 8-K (including the information included or incorporated by reference herein) includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about BioSante and Cell Genesys. Such statements include, but are not limited to, statements about the proposed transaction and its potential benefits to the BioSante and Cell Genesys stockholders, the expected timing of the completion of the transaction, the projected costs of the transaction, the combined company’s future financial and operating results, the expectation that the cash resources of the combined company expected to be available at closing will provide BioSante sufficient capital to maintain its projected business operations through at least the next 12 months, including continued Phase III clinical development of LibiGel, the combined company’s plans, objectives, expectations and intentions with respect to future operations and products and other statements that are not historical in nature, particularly those that utilize terminology such as “will,” “potential,” “could,” “can,” “believe,” “intends,” “continue,” “plans,” “expects,” “estimates” or comparable terminology. Forward-looking statements are based on current expectations and assumptions, and entail various known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements.

The following factors known to BioSante, among others, could cause actual results to differ materially from those expressed in such forward-looking statements:  general business and economic conditions; the failure of the BioSante or Cell Genesys stockholders to approve the merger or the failure of either party to meet any of the other conditions to the closing of the merger; the failure to realize the anticipated benefits from the merger or delay in realization thereof; the operating costs and disruption to BioSante’s business during the pendency and following the completion of the merger; the costs and disruption associated with certain outstanding litigation regarding the merger; BioSante’s need for and ability to obtain additional financing; the difficulty of developing pharmaceutical products, obtaining regulatory and other approvals and achieving market acceptance; the marketing success of BioSante’s licensees or sublicensees and the success of clinical testing.  Additional factors that could cause BioSante’s and Cell Genesys’s results to differ materially from those described in the forward-looking statements can be found in BioSante’s and Cell Genesys’s most recent annual reports on Form 10-K and subsequent quarterly reports on Form 10-Q and other filings, which are filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s web site at www.sec.gov.  The information set forth herein speaks only as of the date hereof, and BioSante and Cell Genesys disclaim any intention and do not assume any obligation to update or revise any forward looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information for Investors and Stockholders

This communication is being made in respect of the proposed merger between BioSante and Cell Genesys.  In connection with the proposed transaction, BioSante intends to file with the SEC a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials and each of BioSante and Cell Genesys plan to file with the SEC other documents regarding the proposed transaction.  The final joint proxy statement/prospectus will be mailed to the stockholders of BioSante and Cell Genesys.  Investors and security holders of BioSante and Cell Genesys are urged to read the joint proxy statement/prospectus (including any amendments or supplements) and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information about BioSante, Cell Genesys and the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by BioSante and Cell Genesys at the SEC’s web site at www.sec.gov.  Free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to BioSante,  Attention: Investor Relations, telephone: (847) 478-0500 or to Cell Genesys,  Attention: Investor Relations, telephone (650) 266-3000.  In addition, investors and security holders may access copies of the documents filed with the SEC by BioSante on BioSante’s website at www.biosantepharma.com, and investors and security holders may access copies of the documents filed with the SEC by Cell Genesys’s website at www.cellgenesys.com.

BioSante, Cell Genesys and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of BioSante and Cell Genesys in respect of the proposed transaction.  Information regarding BioSante’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 16, 2009 and the proxy statement for BioSante’s 2009 annual meeting of stockholders, filed with the SEC on April 27, 2009.  Information regarding Cell Genesys’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 9, 2009 and the proxy statement for Cell Genesys’s 2009 annual meeting of stockholders, filed with the SEC on March 31, 2009.  If and to the extent that any of the BioSante or Cell Genesys participants will receive any additional benefits in connection with the merger that are unknown as of the date of this filing, the details of those benefits will be described in the definitive joint proxy statement/prospectus relating to the merger.  Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of BioSante’s and Cell Genesys’s directors and executive officers in the merger by reading the definitive joint proxy statement/prospectus when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	News Release issued by BioSante Pharmaceuticals, Inc. on August 7, 2009 (furnished herewith)

99.2	Information which may be disclosed by BioSante Pharmaceuticals, Inc. in Investor Presentations (furnished herewith)

99.3	Financial Statements of BioSante Pharmaceuticals, Inc. including a subsequent event footnote (filed herewith)

99.4	Reports of Independent Registered Public Accounting Firm dated March 16, 2009 (except for the matter discussed in Note 14, as to which the date is August 6, 2009) (filed herewith)

99.5	Consent of Independent Registered Public Accounting Firm (filed herewith)

99.6	Unaudited Pro Forma Condensed Combined Consolidated Financial Information and Related Notes as of June 30, 2009 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

	By:	/s/ Phillip B. Donenberg
Phillip B. Donenberg
Chief Financial Officer, Treasurer and Secretary

Dated: August 7, 2009

BIOSANTE PHARMACEUTICALS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
99.1	News Release issued by BioSante Pharmaceuticals, Inc. on August 7, 2009	Furnished herewith

99.2	Information which may be disclosed by BioSante Pharmaceuticals, Inc. in Investor Presentations	Furnished herewith

99.3	Financial Statements of BioSante Pharmaceuticals, Inc. including a subsequent event footnote	Filed herewith

99.4	Reports of Independent Registered Public Accounting Firm dated March 16, 2009 (except for the matter discussed in Note 14, as to which the date is August 6, 2009)	Filed herewith

99.5	Consent of Independent Registered Public Accounting Firm	Filed herewith

99.6	Unaudited Pro Forma Condensed Combined Consolidated Financial Information and Related Notes as of June 30, 2009	Filed herewith